SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 20, 2004


                              99(CENT) ONLY STORES
               (Exact Name of Registrant as Specified in Charter)


           California                  1-11735                 95-2411605
  (State or Other Jurisdiction       (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)


  4000  East  Union  Pacific  Avenue
  City  of  Commerce,  California                                90023
  (Address  of  Principal  Executive  Offices)                 (Zip Code)


  Registrant's telephone number, including area code:  (323) 980-8145


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Item 2.02.  Results of Operations and Financial Condition

     On October 20, 2004, 99 Cents Only Stores (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

[Item 5.02.   Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers]

Item 9.01.   Financial Statements and Exhibits.

(c)     Exhibits

        Exhibit No.     Description

        99.1            Press release dated October 20, 2004


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              99 CENTS ONLY STORES



Date:  October 20, 2004                   By:  /S/ ANDREW FARINA

                                          ---------------------------------
                                            Andrew Farina
                                            Chief Financial Officer


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                                  EXHIBIT INDEX


        Exhibit No.     Description

        99.1            Press release dated October 20, 2004




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